                      SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                               FORM 8-K-A

                             CURRENT REPORT

    PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) May 3, 1999


                               VITRISEAL, INC.
            (Exact name of registrant as specified in its charter)


           Nevada                        02-99110               91-1499978
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                             Identification No.)


            12226 South 1000 East, #9
                   Draper, Utah                                84020
     (Address of Principal Executive Office)                 (Zip Code)


Registrant's telephone number, including area code (801) 553-8785

                             --------------------

Item 4.  Change in Registrant's Certifying Accountant.

    The registrant has dismissed its former principal accountants, Jones, Jensen & Co., effective May 3, 1999.

    During the most recent fiscal year of the registrant and each subsequent interim period preceding May 3, 1999 there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure of any reportable events.

    The reports of the former principal accountants on the financial statements of the registrant for the fiscal year ended December 31, 1998 contained a unqualified opinion with a going concern paragraph.

    The registrant's Board of Directors has approved the decision to change accountants.

    On May 3, 1999 the registrant engaged Squar, Milner & Reehl LLP as its principal accountant.

    The following exhibit is being filed with the Current report on Form
8-K-A:

    Letter dated August 17, 1999 from Jones, Jensen & Co., addressed to the Securities and Exchange Commission pertaining to the statements made by the registrant in response to Item 4 above.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VITRISEAL, INC.


August 24, 1999                        By: /s/ John W. Nagel
                                          ---------------------------
                                          John Nagel, Chief Financial Officer

                            JONES, JENSEN & COMPANY
                                 [LETTERHEAD]


August 17, 1999


Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C.  20549


Re: VitriSeal, Inc. (Formerly AXR Development Corporation, Inc.)


Ladies and Gentlemen:


We were previously the independent accountants for the Company and on March 10, 1999, we reported on the financial statements of the Company for the years ended December 31, 1998 and 1997 and from inception on July 10, 1985 through December 31, 1998. On May 4, 1999, we were replaced as the independent accountants of the Company following a reorganization.

We have read the Company's statements included under Item 4 of its Form 8-K-A dated August 5, 1999, and we agree with such statements.


Very truly yours,

/s/ JONES, JENSEN & COMPANY

Jones, Jensen & Company